UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018 (May 17, 2018)

Synacor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York	14202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 853-1362

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of Synacor, Inc. (the “Company”) at the 2018 Annual Meeting of Stockholders held on May 17, 2018:

1.	The election of three directors to serve until the Company’s 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

4.	The approval, on a non-binding, advisory basis, of the frequency with which future stockholder advisory votes on the compensation of the Company’s named executive officers will be conducted.

For more information about the foregoing proposals, see the Company’s proxy statement dated April 6, 2018. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

The following nominees received the highest number of “FOR” votes and, as a result, were elected to serve as directors for a term that will continue until the 2021 Annual Meeting or until their respective successors have been duly elected and qualified.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Himesh Bhise	15,342,658	1,934,240	16,118,665
Andrew Kau	15,366,439	1,910,459	16,118,665
Jordan Levy	15,305,439	1,971,459	16,118,665

The following directors, in addition to Messrs. Bhise, Kau and Levy, will continue to serve as members of the Company’s Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Elisabeth B. Donohue, Marwan Fawaz, Gary Ginsberg, Michael J. Montgomery and Scott Murphy.

Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstain
32,712,899	400,137	282,527

Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
15,158,907	1,997,840	120,151	16,118,665

Approval, on a non-binding, advisory basis, of the frequency with which future stockholder advisory votes on the compensation of the Company’s named executive officers will be conducted

The stockholders approved, on a non-binding, advisory basis, “One Year” as the frequency with which future stockholder advisory votes on the compensation of the Company’s named executive officers will be conducted.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
16,920,418	34,493	188,374	133,613	16,118,665

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNACOR, INC.

Date: May 22, 2018	By:	/s/ William J. Stuart
William J. Stuart
Chief Financial Officer and Secretary